Goodwill	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Goodwill

16.	Goodwill

Goodwill primarily represents expected synergies, future economic benefits, and assembled workforce that do not meet the criteria for separate recognition under IFRS 3.

Goodwill is not amortised and is tested for impairment at least annually, or more frequently if indicators of impairment exist. Goodwill is allocated to the LPG Distribution & Engineering cash-generating unit (“CGU”), comprising QIND and its operating subsidiary Al Shola Gas.

The recoverable amount of the CGU at 31 December 2025 was determined on the basis of fair value less costs of disposal, by reference to an independent valuation of the CGU of US$27.3 million, less costs of disposal of 1%, translated at the closing rate. The fair value measurement is classified within Level 3 of the fair value hierarchy.

As the Group measures non-controlling interests at their proportionate share of net identifiable assets, the carrying amount of goodwill was notionally grossed up to include the goodwill attributable to non-controlling interests (IAS 36, Appendix C). The carrying amount of the CGU, including notional goodwill, exceeded its recoverable amount of €23.0 million by €1.6 million. The Group’s share of this impairment, €1,060k, has been recognised in profit or loss within impairment expense and allocated in full to goodwill; no impairment was allocated to customer relationships or trade names. Following the impairment, the carrying amount of the CGU equals its recoverable amount, and any adverse change in the key assumptions would result in a further impairment. No impairment was recognised in the financial statements as previously issued (restated – refer to Note 5). The impairment expense of €1,062k in the consolidated statement of profit or loss comprises this impairment of goodwill of €1,060k and an impairment of €2k recognised by QIND on other assets.

Non-controlling interests in the QIND acquisition are measured at the NCI’s proportionate share of the acquiree’s identifiable net assets (the partial goodwill method).

€’000
Total purchase consideration	14,626
Less: Fair value of net identifiable assets	(11,970)
of which attributable to the parent (67.04%)	(8,025)
of which attributable to NCI (32.96%)	(3,945)
Goodwill recognised (parent’s share only)	6,602

Fair value of identifiable net assets
€’000
QIND net assets at acquisition (excluding pre-existing goodwill)	(10,256)
Customer relationships	19,758
Trade names	4,606
Inventory step-up	61
Deferred tax liability on fair value uplifts	(2,198)
Fair value of identifiable net assets (100%)	11,970

The parent’s effective economic interest of 67.04% (and corresponding NCI of 32.96%) is based on the Group’s holding of 98.3 million of QIND’s 146.6 million shares on an as-converted basis at the acquisition date, and differs from the direct legal (voting) interest of 69.36% / 30.64% in QIND.

Movement in the carrying amount of goodwill

	2025	2024
	€’000	€’000
At 1 January	6,602	-
Recognised on acquisition of QIND	-	6,602
Impairment loss	(1,060)	-
Exchange differences	(683)	-
At 31 December	4,859	6,602